UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2022

Aditxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

737 N. Fifth Street, Suite 200 Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously reported by Aditxt, Inc. (the “Company”) on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 20, 2022, the Company received a letter from the Staff of the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company had not regained compliance with the minimum bid price rule in Nasdaq Listing Rule 5550(a)(2) (the “Minimum-Bid Price Requirement”) by July 18, 2022. The letter further indicated that the Company’s common stock would be suspended from trading on Nasdaq unless the Company requested a hearing before a Hearings Panel (the “Panel”) no later than 4:00 p.m. Eastern Time on July 26, 2022.

The Company timely requested the aforementioned hearing with the Panel, which request stayed any trading suspension of the Company’s common stock until the completion of the Nasdaq hearing process and the expiration of any additional extension period granted by the Panel following the hearing.

In addition to the foregoing, on August 24, 2022, the Company received written notice (the “Notice”) from the Staff stating that, based upon the stockholders equity reported by the Company in its Form 10-Q for the period ended June 30, 2022, and as of August 15, 2022, the Company was no longer in compliance with Nasdaq Listing Rule 5550(b)(1), which requires a company to maintain a minimum of $2,500,000 in stockholders’ equity, a market value of listed securities of at least $35 million, or net income from continuing operations of $500,000 in the most recently completed fiscal year or in two of the three most recently completed fiscal years (the “Continued Listing Requirements”).

The Company is working diligently to satisfy the Minimum-Bid Price and Continued Listing Requirements. However, there can be no assurance that the Company will be able to satisfy the Minimum-Bid Price Requirement or the Continued Listing Requirements prior to the hearing date or at all.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2022	ADITXT, INC.

	By:	/s/ Amro Albanna
	Name:	Amro Albanna
	Title:	Chief Executive Officer

2